UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 24, 2023

Seaboard Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-3390	04-2260388
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

9000 West 67th Street, Merriam, Kansas	66202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code	(913) 676-8928

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1.00 Par Value	SEB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 24, 2023, Seaboard Corporation (the “Company”) promoted Barbara M. Smith, age 42, who has been serving, on an interim basis, as the Company’s Corporate Controller and Principal Accounting Officer since March 2023, to the position of the Company’s Vice President, Corporate Controller and Principal Accounting Officer, with such appointment being effective immediately. Ms. Smith previously served as the Company’s Corporate Assistant Controller from May 2015 to March 2023. Ms. Smith is a licensed certified public accountant.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of stockholders on April 24, 2023 in Overland Park, Kansas. Four items were submitted to a vote as described in the Company’s Proxy Statement filed March 10, 2023. The following briefly describes the proposals and results of the stockholders’ votes.

	Votes in	Votes
	Favor	Withheld
1. Election of the following persons as directors:
Ellen S. Bresky	992,137	121,596
David A. Adamsen	1,045,336	68,397
Douglas W. Baena	1,018,895	94,838
Paul M. Squires	992,973	120,760
Frances B. Shifman	1,047,765	65,968

	Votes in	Votes	Votes
	Favor	Against	Abstaining

2. Vote to approve the compensation, on an advisory basis,	1,055,630	57,170	933
of the Named Executive Officers, as disclosed in the proxy
statement for the 2023 Annual Meeting of Stockholders:

	1 year	2 years	3 years	Votes
				Abstaining

3. Vote to determine the frequency, on an advisory basis, of the	158,966	282	954,042	443
stockholder advisory votes to approve the compensation of
the Named Executive Officers:

	Votes in	Votes	Votes
	Favor	Against	Abstaining

4. Ratification and approval of the selection of KPMG LLP	1,129,856	2,014	359
as independent auditors for 2023:

There were 18,496 broker non-votes with respect to the election of directors and the vote to approve the compensation and the frequency of stockholder advisory votes on compensation. There were 0 broker non-votes with respect to the selection of independent auditors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 27, 2023

Seaboard Corporation
(Registrant)

By:	/s/ Robert L. Steer
Robert L. Steer President and Chief Executive Officer

(principal executive officer)

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